Rule 497(e)

File Nos. 333-52956 and 811-07549

SCHWAB ONESOURCE ANNUITY®

SUPPLEMENT Dated April 1, 2014

To the Prospectus dated May 1, 2013 for the

Variable Annuity-1 Series Account

of Great-West Life & Annuity Insurance Company

Effective May 1, 2014, the following Portfolios in your Schwab OneSource Annuity® will be closed to new Contributions and incoming Transfers:

The Prudential Series Fund Equity Portfolio;

The Prudential Series Fund Natural Resources Portfolio; and

Royce Capital Fund – Small Cap Portfolio (collectively, the “Closed Funds”).

As a result, effective as of May 1, 2014, new Contributions and/or incoming Transfers will not be accepted into the Closed Funds. Existing balances as of April 30, 2014 may remain in the Closed Funds.

Any Contract Owner utilizing the Automatic Contribution Plan or a custom transfer feature such as Dollar Cost Averaging or Rebalancer involving the Sub-Accounts of the Closed Funds should contact an annuity account representative immediately to make alternate arrangements. If you fail to make alternate arrangements by April 30, 2013, any allocations made to the Sub-Accounts of the Closed Funds will be automatically directed to the Schwab Money Market™ Portfolio Sub-Account.

You may elect to transfer your Variable Account Value in the Sub-Accounts of the Closed Funds at any time by calling an annuity account representative at 1-888-560-5938, or in writing at Annuity Service Center, PO Box 173920, Denver, CO 80217-3920, or the website at www.schwab.com.

All other Portfolios in your Schwab OneSource Annuity® remain available as Contribution options in your Contract. As always, the availability of any Portfolio as an investment option is subject to change. See the Prospectus for more information concerning the addition, deletion, or substitution of Portfolios.

This Supplement must be accompanied by or read in conjunction with the current Prospectus,

dated May 1, 2013. Please keep this supplement for future reference.

REG80328-00    00115615    ONE SOURCE ANNUITY SUPPLEMENT